SCHEDULE 14A
                                 (RULE 14A-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]


Filed by a Party other than the Registrant [ ]


Check the appropriate box:

  [   ]  Preliminary Proxy Statement   [   ]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
  [X]  Definitive Proxy Statement
  [   ]  Definitive Additional Materials
  [   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          BIRMINGHAM STEEL CORPORATION
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)      Title of each class of securities to which transaction applies:
                ----------------------------------------------------------------

       (2)      Aggregate number of securities to which transaction applies:
                ----------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------------

       (4)      Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------------

       (5)      Total fee paid:
                ----------------------------------------------------------------


[ ] Fee paid previously with preliminary materials:
    -----------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         (1)      Amount Previously Paid:
                  --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------

         (3)      Filing Party:
                  --------------------------------------------------------------

         (4)      Date Filed:
                  --------------------------------------------------------------








                                BIRMINGHAM STEEL
                                   CORPORATION

                                                              September 20, 2000

Dear Fellow Stockholder:

         You are invited to attend the Annual Meeting of Stockholders of Birmingham Steel Corporation (the "Company"), which will be held on Friday, October 20, 2000, at 10:00 A.M., local time, at the Grand Hyatt Atlanta, Atlanta, Georgia 30305.

         The formal notice of the meeting and the proxy statement appear on the following pages and describe the matters to be acted upon. Time will be provided during the meeting for discussion and you will have an opportunity to ask questions about your Company.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice of the Annual Meeting and proxy statement, please sign, date and return the enclosed proxy card at your earliest convenience. Return of the signed and dated proxy card will not prevent you from voting in person at the Annual Meeting should you later decide to do so.


                                      Sincerely yours,


                                      /s/  John D. Correnti
                                      ---------------------
                                           John D. Correnti
                                           Chairman of the Board and
                                             Chief Executive Officer

                          BIRMINGHAM STEEL CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 20, 2000

         The Annual Meeting of Stockholders of Birmingham Steel Corporation (the "Company") will be held at the Grand Hyatt Atlanta, Atlanta, Georgia, on Friday, October 20, 2000, at 10:00 A.M., local time, for the following purposes:

(1) To elect ten directors, each to serve until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified.

(2)  To approve the 2000 Management Incentive Plan of the Company.

(3)  To approve the 2000 Director Stock Option Plan of the Company.

(4)  To approve the bonus performance goals for the Chief Executive Officer.

(5) To approve and ratify the selection of Ernst & Young LLP as the independent auditors for the Company and it's subsidiaries for the fiscal year ending June 30, 2001.

(6) To transact such other business as may, in accordance with the Company's Bylaws, be properly brought before the meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on September 12, 2000, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

     Please sign and date the enclosed proxy card and return it promptly in the enclosed reply envelope. If you are able to attend the meeting, you may, if you wish, revoke the proxy and vote personally on all matters brought before the meeting.


                                        By Order of the Board of Directors,


                                        /s/  Catherine W. Pecher
                                        ------------------------
                                             Catherine W. Pecher
                                             Vice President - Administration
                                                and Corporate Secretary

Birmingham, Alabama
September 20, 2000



                          BIRMINGHAM STEEL CORPORATION
                                 PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Birmingham Steel Corporation, a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Stockholders to be held at the Grand Hyatt Atlanta, Atlanta, Georgia, on Friday, October 20, 2000, at 10:00 A.M., local time, and at any adjournment or postponement thereof (the "Annual Meeting").

     All proxies in the enclosed form that are properly executed and received by the Company prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions  thereon,  or,  if no  instructions  are  made,  will be voted  FOR approval of proposals 1, 2, 3, 4 and 5 set forth in the Notice of Annual Meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequently dated proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to Birmingham Steel Corporation, 1000 Urban Center Drive, Suite 300, Birmingham, Alabama 35242, Attention: Catherine W. Pecher, Corporate Secretary, or hand delivered to the Corporate Secretary at or before the taking of the vote at the Annual Meeting. A stockholder may abstain or withhold his or her vote (collectively, "abstentions") with respect to each item submitted for stockholder approval. In addition, brokers and other nominees may not be entitled to vote shares held in "street name" on certain non-routine items absent customer instructions (known as a "broker nonvote"). Shares represented by proxies indicating abstentions and broker nonvotes, if any, will be counted as present for purposes of determining the existence of a quorum. Because the election of directors is determined by a plurality of votes cast at the meeting, abstentions and broker nonvotes, if any, will not affect such election. However, with respect to other matters, abstentions and broker nonvotes will have the effect of a vote against the proposal.

     The mailing address of the principal executive offices of the Company is 1000 Urban Center Drive, Suite 300, Birmingham, Alabama 35242. This Proxy Statement and the accompanying Notice of Annual Meeting and proxy card are first being mailed to stockholders on or about September 20, 2000.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting is September 12, 2000 (the "Record Date"). At the close of business on the Record Date, 31,055,001 shares of common stock, par value $.01 per share, of the Company (the "Common Stock") were outstanding. Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock, as of the Record Date, by (i) persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director, (iii) each current executive officer included in the Summary Compensation Table, and
(iv) all directors and current executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all outstanding shares of Common Stock shown as beneficially owned by them.

                                                 Number of Shares       Percent
Name of Beneficial Owner                        Beneficially Owned      of Class
------------------------                        ------------------      --------
 5% Shareholders
  The Prudential Insurance Company of America..... 2,917,590  (1)         9.3%
  The United Company ............................. 2,682,233  (2)         8.6%
  Dimensional Fund Advisors Inc................... 1,873,300  (3)         6.0%
  SLS Management, LLC............................. 1,733,100  (4)         5.6%
 Directors and Officers
  James W. McGlothlin............................. 2,712,038  (5)(6)      8.9%
  James A. Todd, Jr...............................   335,460  (7)         1.1%
  John D. Correnti................................   178,474  (8)          *
  Robert G. Wilson................................    36,421  (9)          *
  Philip L. Oakes.................................    23,786  (10)         *
  J. Daniel Garrett...............................    22,484  (11)         *
  Jerry E. Dempsey................................    18,273               *
  Richard de J. Osborne...........................    12,860  (12)         *
  Robert H. Spilman...............................     9,791               *
  Donna M. Alvarado...............................     7,904               *
  C. Stephen Clegg................................     5,942  (13)         *
  Alvin R. Carpenter..............................     5,728  (14)         *
  Steven R. Berrard...............................     5,563               *
  Robert M. Gerrity...............................     4,881               *
  Directors and executive officers
   as a group (14 persons)........................  3,379,605 (15)       10.8%

---------------
  *   Less than 1%

(1) This information was taken from a Schedule 13G/A filed by The Prudential Insurance Company of America on January 31, 2000, reflecting information as of December 31, 1999, and represents shares over which it may have direct or indirect voting and/or investment discretion and which are held for its own benefit or for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates.
(2) This information was taken from a Form 4 filed by James W. McGlothlin on September 6, 2000, reflecting information as of August 31, 2000, and represents shares over which The United Company may have direct or indirect voting and/or investment discretion and which are held for its own benefit or for the benefit of its clients by separate accounts, externally managed accounts, subsidiaries, and/or other affiliates. James W. McGlothlin, a director of the Company, shares controlling ownership over The United Company and therefore shares voting and dispositive powers with respect to the aforementioned shares. See footnote (5).
(3) This information was taken from a Schedule 13G filed by Dimensional Fund Advisors Inc. on February 3, 2000, reflecting information as of December 31, 1999, and represents shares held by various investment funds for which Dimensional Fund Advisors Inc. acts as investment advisor or manager.
(4) This information was taken from a Schedule 13F filed by SLS Management, LLC, on August 10, 2000 reflecting information as of June 30, 2000 and represents shares over which it may have direct or indirect voting and/or investment discretion.
(5) Includes 2,682,233 shares owned of record or beneficially owned by The United Company and its affiliates. Mr. McGlothlin shares controlling ownership over The United Company and therefore shares voting and dispositive powers with respect to the aforementioned shares.
(6) Includes 25,000 shares owned directly by Mr. McGlothlin's spouse and 3,305 phantom stock units.
(7) Includes 74,549 shares owned directly by Mr. Todd's spouse, 100,000 shares subject to stock options exercisable within 60 days and 746 shares held in the Company's 401(k) Plan.
(8) Includes 100,000 shares of Restricted Stock awarded under the 1997 Management Incentive Plan, 1,087 shares held in the Company's 401(k) Plan and 8,000 shares owned directly by Mr. Correnti's spouse.
(9) Includes 5,814 shares held in the Company's 401(k) Plan and 10,600 shares subject to stock options exercisable within 60 days.
(10) Includes 375 shares of Restricted Stock awarded under the 1997 Management Incentive Plan, 20,200 shares subject to stock options exercisable within 60 days and 82 shares held in the Company's 401(k) Plan.
(11) Includes 82 shares held in the Company's 401(k) Plan and 16,100 shares subject to stock options exercisable within 60 days.
(12) Includes 1,500 shares subject to stock options granted under the 1996 Director Stock Option Plan and 4,500 shares owned jointly with his spouse.
(13) Includes  4,500  shares  subject to stock  options  granted  under the 1996
     Director Stock Option Plan. Mr. Clegg has chosen not to stand for re-election as a director of the Company.
(14) Includes 4,228 phantom stock units.
(15) Includes an aggregate of (i) 146,900 shares subject to stock options held by certain officers of the Company, (ii) an aggregate of 7,811 shares held in the Company's 401(k) Plan, (iii) an aggregate of 100,375 shares of Restricted Stock awarded under the 1997 Management Incentive Plan, (iv) an aggregate of 6,000 shares subject to options granted under the Company's 1996 Director Stock Option Plan, and (v) an aggregate of 7,533 shares granted as phantom stock units.

     The Company is not aware of any arrangement, including any pledge of securities of the Company, which at a subsequent date could result in a change of control of the Company.


                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

     Ten directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting and until his or her successor has been duly elected and qualified. Proxies received from stockholders, unless directed otherwise, will be voted FOR the election of the following nominees: John D. Correnti, Donna M. Alvarado, Steven R. Berrard, Alvin R. Carpenter, Jerry E. Dempsey, Robert M. Gerrity, James W. McGlothlin, Richard de J. Osborne, Robert
H. Spilman, and James A. Todd, Jr. If any nominee is unable to stand for election, the persons named in the proxy may vote the same for a substitute nominee. All of the nominees are currently directors of the Company. The Company is not aware that any nominee is or will be unable to stand for re-election. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

     In August 1993, the Board of Directors approved a mandatory retirement policy for its members, pursuant to which any person serving as a director of the Company who attains age 75 shall retire from the Board of Directors upon the expiration of his or her term of office at the next succeeding annual meeting of stockholders; provided, however, that each incumbent director of the Company serving at the date of adoption of the new policy will not be subject to mandatory retirement, and may continue to serve as a director notwithstanding the attainment of age 75.

     Set forth below is the name, age, position with the Company, present principal occupation or employment and five-year employment history of each of the Company's nominees for director of the Company.


Name And Year First
Became Director         Business Experience
--------------------    -------------------
John D. Correnti        Chairman of the Board and Chief Executive Officer
1999                    of the Company since December 2,1999;  President,
(Age 53)                Chief  Executive Officer  and Vice  Chairman of Nucor
                        Corporation, a mini mill manufacturer of steel products, from 1996 to 1999 and President and Chief
                        Operating Officer from 1991 to 1996; director of Harnishchfeger Industries and Navistar International
                        Corporation.


Donna M. Alvarado       Managing  Director of Aguila  International,  an
1999                    international business development consulting firm,
(Age 51)                since 1994;  President and  Chief  Executive Officer of
                        Quest International, a non-profit organization engaged worldwide in developing, publishing, and marketing training products for public and private education systems, from 1989 to 1994; director of Harnischfeger
                        Industries and Park National Bank.

Steven R. Berrard       Managing  Partner  of  NewRiver  Capital  Partners,
1999                    a  private equity firm with an investment strategy
(Age 46)                focused  on branded specialty retail, e-commerce and
                        education;  Co-Chief Executive Officer of  AutoNation,
                        Inc., the world's largest automotive retailer and a leading provider of vehicle rental services,from 1997 to 1999; President and Chief Executive Officer of the
                        Blockbuster Entertainment Group, a division of Viacom, from 1994 to 1997; President and Chief Executive Officer of Spelling Entertainment Group, Inc.from 1993 to 1996;
                        director of Gerald Stevens, Inc. and Boca Resorts, Inc.

Alvin R. Carpenter      Vice Chairman of the Board of CSX Corporation; President
1999                    amd CEO of CSX Transportation,Inc., a railroad
(Age 58)                corporation,from 1992 to 1999; director of Regency
                        Realty,Inc., Florida Rock Industries and Stein Mart,Inc.

Jerry E. Dempsey        Retired;  Chairman of the Board and Chief Executive
1999                    Officer of PPG   Industries, Inc., a  manufacturer  of
(Age 67)                protective  and decorative  coatings,   fiberglass
                        products,   and  specialty chemicals,  from  1993  until
                        1997;   director  of  Eastman Chemical Company and
                        Navistar International Corporation.

Robert M. Gerrity       Self-employed  consultant  since  1995;  Vice  Chairman
1999                    of the Board of New  Holland  N.V.,  an  agricultural
(Age 62)                and  industrial equipment  manufacturing  company, from
                        1991 to 1995; President and Chief  Executive  Officer of
                        Ford New Holland,Inc., from 1987 to 1991; director of
                        Standard Motor Products and Harnischfeger Industries.

James W.  McGlothlin    Chairman  of the Board,  Chief  Executive Officer and
1999                    President of The United Company, a financial services,
(Age 60)                oil and gas, and real estate company, since 1987;
                        director of CSX Corporation.

Richard de J. Osborne   Retired; Chairman of the Board and Chief Executive
1998                    Officer of ASARCO  Incorporated,  a leading producer of
(Age 66)                nonferrous  metals from 1995 to 1999;  director  of
                        Schering-Plough  Corporation, The  BFGoodrich  Company,
                        The  Tinker  Foundation  and  NACCO Industries, Inc.

Robert H. Spilman       Sole-proprietor of Spilman Properties, an investment
1999                    company; served in various capacities at Bassett
(Age 72)                Furniture Industries, Inc., a manufacturer and retail
                        seller of home furniture, from 1957 until 1997,including
                        as Chairman of the Board  and  Chief   Executive
                        Officer; director of Dominion Resources, Inc.

James A. Todd, Jr.      Vice Chairman of the Board and Chief Administrative
1999                    Officer of the Company;  Chairman of the Board and Chief
(Age 72)                Executive Officer of the Company from 1991 until January
                        1996.

     The Board of Directors held thirty-seven (37) meetings, including five (5) actions by unanimous written consent, during the fiscal year ended June 30, 2000. During fiscal 2000, each director attended at least 81% of the aggregate number of meetings of the Board and of committees of the Board on which he or she served.

     The Company has Audit, Executive, Nominating, Environmental Affairs and Safety, Finance, and Compensation and Stock Option Committees of the Board of Directors.

     The members of the Audit Committee are Messrs. Berrard (chairman), Clegg, Gerrity, Osborne, and Spilman. The principal functions of the Audit Committee are to make recommendations to the Board as to the engagement of independent auditors, to review the scope of the audit and the engagement of independent auditors, to review the scope of the audit and audit fees, to discuss the results of the audit with the independent auditors and determine what action, if any, is required with respect to the Company's internal controls, and to make a general review of developments and financial reporting and accounting. The Board of Directors adopted an Audit Committee Charter on April 20, 2000 and filed the Charter with the New York Stock Exchange on May 17, 2000. The Audit Committee held four (4) meetings during fiscal 2000.

     The members of the Executive Committee are Messrs. Correnti (chairman), Berrard, Dempsey, McGlothlin, and Todd. The Executive Committee exercises all the powers of the Board of Directors during the intervals between meetings of the Board of Directors, subject to certain limitations set forth in the Company's Bylaws. The Executive Committee held four (4) meetings during fiscal 2000.

     Ms. Alvarado and Messrs. Spilman (chairman), McGlothlin and Correnti (non-voting) are members of the Nominating Committee. The Nominating Committee makes recommendations to the Board of Directors respecting nominations for director prior to each annual meeting of stockholders. The Nominating Committee held no meetings during fiscal 2000.

     Messrs. Gerrity (chairman), Carpenter, Clegg, and Todd are members of the Environmental Affairs and Safety Committee. The Environmental Affairs and Safety Committee monitors environmental and safety issues impacting the Company's operations and reviews and evaluates environmental compliance, safety performances, and processes at the Company's facilities. The Environmental Affairs and Safety Committee held two (2) meetings during fiscal 2000.

     Ms. Alvarado and Messrs. Dempsey (chairman), Carpenter, and Osborne are members of the Finance Committee. The Finance Committee reviews and makes recommendations with respect to the Company's financial policies, including cash flow, borrowing and dividend policy and the financial terms of acquisitions and dispositions. Acting with the Executive Committee, it reviews and makes recommendations on significant capital investment proposals. The Finance Committee held five (5) meetings during fiscal 2000.

     Ms. Alvarado and Messrs. Carpenter (chairman), Dempsey, and Berrard are members of the Compensation and Stock Option Committee. The Compensation and Stock Option Committee reviews and approves employment agreements, annual salaries, bonuses, profit participation, and other compensation of employees of the Company and its subsidiaries. This Committee also reviews the executive officers' and employees' performances and administers all stock-based and other benefit plans (unless otherwise specified in plan documents) affecting officers' direct and indirect remuneration. The Compensation and Stock Option Committee held nine (9) meetings during fiscal 2000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


Section 16 (a) Beneficial Ownership Reporting Compliance

     Section 16 (a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, certain officers, and persons who own more than 10% of the outstanding Common Stock of the Company, to file with the SEC reports of changes in ownership of the Common Stock of the Company held by such persons. Such officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during fiscal year 2000 all Section 16 (a) filing requirements applicable to its officers and directors were satisfied.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information for the fiscal years ended June 30, 2000, 1999 and 1998 concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who were serving as executive officers at the end of the last fiscal year. As required under applicable rules of the SEC, the table also provides summary information for Robert A. Garvey, the Company's former Chief Executive Officer, Brian F. Hill, the Company's former Chief Operating Officer, and Kevin E. Walsh, the Company's former Chief Financial Officer, each of whom served in such stated capacities for a portion of fiscal year 2000 (all of the foregoing current and former officers are hereinafter referred to as the "Named Executive Officers"). "Long-Term Compensation" includes Restricted Stock awarded under both the 1990 and 1997 Management Incentive Plans ("1990 MIP" and "1997 MIP") and Restricted Stock issued under the 1995 Stock Accumulation Plan ("SAP"). See footnotes (2),
(7) and (10) to the Summary Compensation Table.



                           SUMMARY COMPENSATION TABLE
                     (AS OF JUNE 30, 2000, 1999, 1998)

                                                                                                  Long Term
                                                 Annual Compensation                          Compensation Awards
                                              --------------------------------------------- ---------------------------

                                                                                             Restricted      Options/    All Other
                                               Salary          Bonus        Other Annual       Stock           SARs     Compendation
Name and Principal Position           Year       ($)           ($)(1)      Compensation ($)    ($)(2)          (#)         ($)(3)
------------------------------------- ------  ------------ -------------- ----------------- -------------- ------------ -----------

John D. Correnti (4)............      2000    300,115(5)    288,300(5)(6)           0         630,250(7)     1,000,000     30,463
 Chief Executive Officer

James A. Todd, Jr. (8)..........      2000    175,000(6)          0           236,441(9)            0          300,000      6,007
    Chief Administrative Officer

Robert G. Wilson................      2000    178,615(5)          0                 0               0           98,000     10,266
    Vice President -  Rebar Sales     1999    166,262(5)          0                 0           8,990(7)         2,000     11,504
                                      1998    160,407(5)      5,401(5)              0             779(10)        3,000     11,248

Philip L. Oakes.................      2000    163,654(5)          0                 0               0           72,000     27,260
    Vice President - Human Resources  1999    139,702(5)     80,000                 0          14,980(7)        28,000     24,519
                                      1998    122,778(5)      9,004(5)              0           1,328(10)       15,000     25,231

J. Daniel Garrett...............      2000    161,923(5)          0                 0               0           72,000     26,736
    Chief Financial Officer           1999    137,375(5)    160,000(5)              0          38,682(7)(10)    28,000     23,494
    Vice President - Finance          1998    120,832(5)      9,004(5)              0           1,328(10)        1,500     16,189

Robert A. Garvey (4)............      2000    222,904(5)          0                 0          56,608(10)            0  4,064,281
     Former Chief Executive Officer   1999    367,967(5)          0                 0         122,658(10)      175,000     64,956
                                      1998    367,968(5)          0                 0         122,665(10)       50,000     88,431

Brian F. Hill (11)..............      2000    219,231(5)    538,000(12)             0               0                0    656,148
     Former Chief Operating Officer   1999          0       150,000                 0          64,143(7)(10)   100,000          0
                                      1998         --            --                --              --               --         --

Kevin E. Walsh (13).............      2000    199,794(5)          0                 0               0                0    672,677
       Former Chief Financial         1999    235,819(5)     67,500(5)              0         102,944(7)(10)   110,000     18,225
Officer                               1998         --            --                --              --               --         --


---------------

(1) Represents cash incentive compensation accrued for the fiscal year (but paid in the subsequent fiscal year). Does not include amounts foregone in fiscal years 1999 and 1998 in connection with the receipt of shares of Restricted Stock under the SAP, which is reflected in the "Restricted Stock" column in the table above. See footnote (10) below.
(2) The value of the Restricted Stock awards shown in the table above reflects the number of shares awarded during the year indicated multiplied by the closing market price of the Company's unrestricted common stock on the date of the award (net of any consideration paid by the Named Executive Officer). The number and dollar value of all Restricted Stock holdings of the Named Executive Officers with respect to which the restrictions have not lapsed as of the Record Date, calculated using the closing market price of the Company's unrestricted common stock on June 30, 2000, were as follows: 100,000 shares ($387,420) by Mr. Correnti; 375 shares ($1,449) by Mr. Oakes.
(3) The compensation reported represents Company contributions to the 401(k) Plan, premiums for life insurance, contributions to the Birmingham Steel Corporation Executive Retirement and Compensation Deferral Plan (the "ERP/CDP") and severance payments to Messrs. Garvey, Hill and Walsh. The following information is provided with respect to the specific allocation of compensation shown in this column for the Named Executive Officers for the fiscal year ended June 30, 2000.

                                    Term And Whole                 Severance
Name                  401(k)Plan $  Life Insurance $  ERP/CDP  $   Settlement
----                  ------------  ----------------  ----------   -----------
John D. Correnti....... 2,354           4,897         23,212

James A. Todd, Jr. .... 1,250           4,757              0

Robert G. Wilson....... 5,150           4,218            898

Philip L. Oakes ....... 5,381           4,190         17,689

J. Daniel Garrett ..... 5,982           4,294         16,460

Robert A. Garvey....... 1,659           1,392         31,230        4,030,000(a)

Brian F. Hill..........   696           1,252         35,354         618,846

Kevin E. Walsh......... 7,435           1,147         21,787         642,308

     (a) Represents amounts accrued at June 30, 2000 for severance, retirement, and related benefits payable to Mr. Garvey upon his termination of employment with the Company on December 2, 1999. On September 15, 2000, the Company reached a settlement with Mr. Garvey regarding these benefits. The amount accrued at June 30, 2000 was sufficient to satisfy the settlement.

(4) Mr. Correnti replaced Mr. Garvey as Chairman of the Board and Chief Executive Officer of the Company on December 2, 1999.
(5)  Includes  amounts  deferred  by Named  Executive  Officers  pursuant to the
     ERP/CDP.
(6) Paid principally in common stock of the Company except for sufficient funds to pay income taxes. Mr. Correnti's bonus resulted in 59,387 shares at a share price of $3.00. Mr. Todd's compensation resulted in 29,593 shares at an average share price of $4.00.
(7) Includes the value of Restricted Stock award(s) granted under the 1990 and 1997 MIP on the date of such grant(s). Restricted Stock awards under the 1990 and 1997 MIP are made in the discretion of the Compensation and Stock Option Committee of the Board of Directors, and recipients pay only a nominal consideration (par value) for the issuance of the Restricted Stock. Mr. Correnti was awarded 100,000 shares on December 7, 1999 at a per share price of $6.3125, which vest in equal increments of one-third over three years. Mr. Wilson was awarded 935 shares on August 10, 1998, at a per share price of $9.625, which vest at the end of two years. Mr. Oakes was awarded 1,558 shares on August 10, 1998 at a per share price of $9.625, which vest at the end of two years. Mr. Garrett was awarded 1,558 shares on August 10, 1998 at a per share price of $9.625, which vest at the end of two years. Mr. Hill was awarded 8,000 shares on June 21, 1999 at a per share price of $5.25, which vested on January 21, 2000. Mr. Walsh was awarded 8,000 shares on August 10, 1998, at a per share price of $9.625, which vested on March 3, 2000.
(8) Mr. Todd rejoined the Company as a director and Chief Administrative Officer on December 2, 1999. Mr. Todd previously served as Chairman of the Board and Chief Executive Officer of the Company from 1991 until January 1996.
(9) Represents retirement payments made to Mr. Todd under provisions of the Company's Management Security Plan. Mr. Todd also received $227,684 in fiscal 1999 and $227,685 in fiscal 1998 under the Management Security Plan.
(10) Includes the value of Restricted Stock issued under the SAP in lieu of cash compensation to which the Named Executive Officer would otherwise be entitled on the date of such issuance. Each of the Named Executive Officers was required to take 10% of his bonus in shares of Restricted Stock under the terms of the SAP, and could elect to take up to 20% of his base compensation and 50% of his cash bonus in shares of Restricted Stock. The SAP was terminated on January 14, 2000. Shares of Restricted Stock under the SAP were issued at a 25% discount to the market, but the amounts shown include the full market value of the shares issued. The shares were restricted from transfer for a period of three years from the date of issuance. The amount of cash compensation from both salary and bonus foregone by the Named Executive Officers by participating in the plan was as follows: Mr. Wilson: 2000 -- $-0-, 1999 -- $-0-, and 1998 -- $599; Mr.
     Oakes:  2000 -- $-0-, 1999 -- $-0-, and 1998 -- $996; Mr. Garrett:  2000 --
     $-0-, 1999 -- $17,778, and 1998 -- $996; Mr. Garvey: 2000 -- $42,458,  1999
     --  $91,992,  and  1998 --  $91,992;  Mr.  Hill:  2000 -- $-0-  and 1999 --
     $16,667; and Mr. Walsh: 2000 -- $-0-, and 1999 -- $13,065. Such amounts are not included in the "Salary" or "Bonus" columns in the table above.
(11) Mr. Hill joined the Company in June 1999 and terminated employment with the Company in January 2000.
(12) Represents bonus paid to Mr. Hill on October 15, 1999, prior to the change in the Board of Directors in December 1999.
(13) Mr. Walsh joined the Company in July 1998 and terminated employment with the Company in March 2000.

STOCK OPTION PLAN

         The following table provides certain information concerning individual grants of stock options under the 1990 MIP, the 1997 MIP, and the 2000 MIP made during the fiscal year ended June 30, 2000, to each of the Named Executive
Officers:


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      Potential Realizable Value
                                                                                      at Assumed Annual Rates of
                                        Individual Grants                            Stock Price Appreciation for
                                                                                              Option Term
                           -------------------------------------------------------   ------------------------------

                           Number Of     % Of Total
                           Securities     Options
                           Underlying    Granted To     Exercise Or
                            Options     Employees In    Base Price     Expiration
Name                       Granted(#)    Fiscal Year      ($/Sh)          Date            5%($)      10%($)
-----                      ---------    ------------    ------------   ----------     -----------   ----------

John D. Correnti...        1,000,000(1)      44           4,6250        01/14/10       2,908,638     7,371,059

James A. Todd, Jr..          300,000(2)      13           4.6250        01/14/10         872,591     2,211,318

Robert G. Wilson...           10,000(3)       4           4.6250        01/14/10          29,086        73,711
                              88,000(3)                   4.5625        01/20/10         252,501       639,888

Philip L. Oakes...            10,000(3)       3           4.6250        01/14/10          29,086        73,711
                              62,000(3)                   4.5625        01/20/10         177,899       450,830

J. Daniel Garrett             10,000(3)       3           4.6250        01/14/10          29,086        73,711
                              62,000(3)       3           4.5625        01/20/10         177,899       450,830

---------------

(1) These options vest equally over a five-year period beginning with the first anniversary from the grant date and every anniversary thereafter. These options were granted to satisfy Mr. Correnti's employment contract agreed to in the proxy contest.

(2) One-third of these options vested immediately on the grant date, January 14, 2000. The remaining options vest equally on the first and second anniversary of the grant date.

(3) These options vest equally over a three-year period beginning with the first anniversary from the grant date and every anniversary thereafter.

                 Aggregated Option Exercises In Last Fiscal Year
                        And Fiscal Year-End Option Values

         The following table provides certain information concerning each exercise of stock options during the fiscal year ended June 30, 2000, by each of the Named Executive Officers, and the fiscal year-end value of unexercised options held by such persons, under the Company's 1986 Stock Option Plan, the 1990 MIP, the 1997 MIP and the 2000 MIP.


                                                  Number Of
                                                  Securities       Value Of
                                                  Underlying      Unexercised
                                                  Unexercised     In-The-Money
                                                  Options At      Options At
                                                  FY-End (#)       FY-End ($)

                   Shares Acquired    Value       Exercisable/    Exercisable/
Name                 On Exercise    Realized($)  Unexercisable  Unexercisable(1)
-----              ---------------  -----------  -------------  ----------------
John D. Correnti...       0             0          0/1,000,000        0/0

James A. Todd, Jr..       0             0       100,000/200,000       0/0

Robert G. Wilson...       0             0       10,600/100,400        0/0

Philip L. Oakes....       0             0        20,200/94,800        0/0

J. Daniel Garrett..       0             0        16,100/89,400        0/0

Robert A. Garvey...       0             0        325,000/0 (2)        0/0

Brian F. Hill......       0             0        100,000/0 (3)        0/0

Kevin E. Walsh.....       0             0        110,000/0 (3)        0/0

(1) The stock options were granted under the 1986 Stock Option Plan, the 1990 MIP, the 1997 MIP and the 2000 MIP. The closing price of the Common Stock at June 30, 2000, was $3.875 per share. The actual value, if any, an executive may realize will depend upon the amount by which the market price of the Company's Common Stock exceeds the exercise price when the options are exercised.
(2)  Mr. Garvey's options will expire December 2, 2000.
(3) Mr. Hill and Mr. Walsh's stock options vesting schedules were accelerated pursuant to their severance agreements. Mr. Hill's options will expire January 21, 2001 and Mr. Walsh's options will expire March 01, 2001.

     The Company has 126,800 outstanding stock options with a strike price of $18.625 per share, 175,000 outstanding stock options with a strike price of $16.625 per share and 170,400 outstanding stock options with a strike price of $9.625, all of which were significantly above the Company's stock price of $3.1875 on September 12, 2000, the Record Date.

Executive Retirement And Compensation Deferral Plan

     The ERP/CDP is a non-qualified deferred compensation plan pursuant to which the key members of management may defer compensation in amounts between 2% and 20% of bi-weekly base pay and 5% to 50% of bonus pay, which amounts are deemed to be credited to their accounts under the Plan. The retirement components for the ERP participants consist of ongoing Company contributions equal to 10% of eligible compensation, which contributions are deemed to be credited at the end of each quarter and are fully vested. Benefits under the ERP/CDP are unfunded and are payable from the Company's general assets. The amounts deferred by participants and amounts credited by the Company, as well as amounts credited under the predecessor Management Security Plan ("MSP"), including any special opening balances authorized by the Compensation and Stock Option Committee, are deemed to be invested based upon the investment directions suggested by the participants, subject to the Administrative Committee's approval of such. CDP accounts are deemed to be credited with bonus interest of 4% for those employed at the end of each plan year, which interest becomes 100% vested after completion of five years of participation in the ERP/CDP, except full vesting occurs in the event of a Change in Control or the participant's death, disability, attainment of the normal retirement age of sixty-five, or attainment of age sixty and completion of fifteen years of service. Upon normal retirement, benefits are paid based upon the method of distribution previously selected by the participant. A lump sum of the vested balance is paid upon other termination of employment. Upon death, all account balances plus twice the participant's annual base pay rate are paid to the participant's designated beneficiary.

Executive Severance Plan

     The Birmingham Steel Corporation Executive Severance Plan (the "Severance Plan") is limited to a select number of key members of management of the Company as designated by the Board of Directors, including the current executive officers named in the Summary Compensation Table, excluding Mr. Todd, and is designed to reassure participants in the event of a Change in Control (as defined below) of the Company, so that they can continue to focus their time and energy on business-related concerns rather than personal concerns. A Change in Control is generally defined as (i) the acquisition by any person, entity, or group of 15% or more of the combined voting power of the Company's outstanding securities; (ii) a change in the majority of the Board of Directors within a period of two consecutive years or less unless the new directors were elected or nominated by at least two-thirds of the continuing directors; or (iii) the consummation of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary through the purchase of assets, by merger, or otherwise. A participant is entitled to benefits under the Severance Plan if, within two years after a Change in Control, the participant's employment is terminated by the Company without Substantial Cause (as defined below) or is voluntarily terminated by the participant for Good Reason (as defined below). "Substantial Cause" for purposes of the Severance Plan shall mean: (i) a participant's felony conviction (or failure to contest prosecution for a felony); or (ii) a participant's willful misconduct or dishonesty, in each case that is materially harmful to the business or reputation of the Company. "Good Reason" is defined as: (i) the assignment to the participant of duties that are materially inconsistent with the participant's position immediately prior to the Change in Control or a change in the participant's title or office from that in effect immediately prior to the Change in Control without his or her consent; (ii) a reduction in the participant's salary as in effect immediately prior to the Change in Control or the Company's failure to increase the participant's salary by a specified percentage and by a specified date; (iii) a change in the participant's principal work location to a location more than 25 miles from his or her principal work location immediately prior to the Change in Control; (iv) the Company's failure to maintain any benefit or compensation plan (collectively, "Plans") in which the participant was participating immediately prior to the Change in Control, a reduction of the participant's benefits under the Plans, or the failure to provide the participant with the same number of vacation days to which he or she was entitled prior to the Change in Control; (v) the Company's failure to pay the participant any compensation within seven days of its due date; (vi) the failure of any successor to the Company to assume the obligations pursuant to the Severance Plan; or (vii) any purported termination of the participant's employment by the Company in a manner inconsistent with the Severance Plan.

     Severance payments and benefits under the Severance Plan include (i) a lump sum payment equal to two or three times (as applicable) the sum of the participant's annual salary and target bonus and (ii) continued participation in Company welfare benefit plans for a number of years equal to the multiple applicable to the participant as described in clause (i).

     In the event any payment or benefit received by a participant is deemed to be a "parachute payment" under the Internal Revenue Code (the "Code"), the payments and benefits payable under the Severance Plan will be reduced so that they will not be subject to the excise taxes imposed by the Code, but only if reducing the payments and benefits will result in a greater after-tax benefit to the participant.

     The Severance Plan also covers former officers terminated in connection with the December 1999 settlement of the proxy contest initiated by the United Company Shareholder Group. The Company reached severance settlements with all terminated officers, except for Harold Olden, the former General Manager at the Memphis facility.

Director Compensation

     For fiscal 2000 and pursuant to the Company's Directors' Compensation Plan (the "1996 Plan"), the Company awarded each non-employee director 1,500 shares of Company Common Stock as his or her annual retainer fee and paid each non-employee director $1,000 (in Company stock) for each meeting of the Board of Directors or committee thereof ($1,500 to the Chairman of a committee) attended by such director, plus reasonable travel expenses. Directors who are also employees of the Company are not separately compensated for their services as a director.

     A non-employee director is permitted to defer receipt of his or her annual retainer award and/or meeting fees during the term of his or her directorship pursuant to a Deferred Compensation Plan adopted by the Board of Directors. Currently, two directors have elected to have meeting fees deferred and accumulated in phantom stock units. Phantom stock units are hypothetical shares of the Company's stock. Phantom stock units are credited to an account for each such director and no tax is payable by the director at the time of such crediting. Upon termination as a director of the Company, the director receives actual shares of the Company in an amount equal to the number of deferred phantom shares credited to such director's account. Upon a Change in Control, all deferred accounts will be paid out to the directors.

Director Stock Option Plan

     The Company's Board of Directors has adopted and the stockholders have approved the Birmingham Steel Corporation Director Stock Option Plan (the "Director Plan"). The purpose of the Director Plan is to provide stock-based compensation to eligible directors of the Company in order to encourage the highest level of director performance and to promote long-term stockholder value. The Director Plan will provide such directors with a proprietary interest in the Company's success and progress through annual grants of options to purchase shares of the Company's Common Stock.

     Participation in the Director Plan is limited to Company directors who are not employees of the Company or any of its subsidiaries. There are currently nine directors eligible to participate in the Director Plan. An aggregate of 100,000 shares of Common Stock is reserved for issuance under the Director Plan. The Company has 26,500 shares remaining for issuance in the Director Plan.

     Under the Director Plan, on the date of each annual meeting of the Company's stockholders, each non-employee director will be granted a non-qualified stock option to purchase 5,000 shares of Common Stock at a purchase price equal to the fair market value per share of the common stock on such grant date.

     Each option granted under the Director Plan vests on the first anniversary of the date of grant and remains exercisable for a period of ten (10) years beginning on the date of its grant. In the event of termination of service of a director by reason of disability or death, any options held by such director under the Director Plan shall be immediately exercisable and may be exercised until the earlier of the expiration of the stated term of the option or the first anniversary of the death or disability of such director, as the case may be. In the event of termination of service of a director by reason of retirement, any options held by such director may thereafter be exercised (to the extent then exercisable) until the earlier of the expiration of the stated term of the option or the third anniversary of the effective date of the director's retirement. If a director who has retired dies while any option is still outstanding, the option may be exercised by the former director's legal representative until the earlier of the expiration of the stated term of the option or the first anniversary of the death of the former director.

Employment Agreements

     The Company has entered into an Employment Agreement with John D. Correnti, Chairman of the Board and Chief Executive Officer of the Company. See "REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION."


   REPORT OF COMPENSATION AND STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

Introduction

     The Compensation and Stock Option Committee (the "Committee") of the Board of Directors is comprised of four non-employee directors. The Committee generally is responsible for the compensation and benefit plans for all employees and is directly accountable for evaluating and approving compensation and benefit plans, and payments and awards under those plans, for the Company's senior executives, including the Chief Executive Officer and the other current Named Executive Officers. The Committee represents the stockholders' interests by ensuring an appropriate link exists between the Company's strategic goals, business performance, stockholder returns, and the executive compensation plans.

Compensation Philosophy

     The Company's compensation philosophy is to provide competitive wages and salaries with the opportunity to earn above-average compensation through performance-based incentives. The Committee believes that incentive compensation provides the best means of motivating and rewarding performance while providing necessary controls on cost. This philosophy is reflected in the Company's use of incentive compensation at virtually every level of the organization, not just in the executive ranks. In the case of production and supervisory employees, weekly incentives may be earned for exceeding base production levels. Executives may earn incentives based on Company or business unit profitability. In fiscal 2000, production and supervisory incentives averaged 32% of total compensation, and executive incentives averaged 10%. These percentages vary from year to year based on performance.

Compensation Policy

     The Company's executive compensation program is designed to achieve the following objectives:

     1. To attract, retain, motivate, and reward executives who have the skills and experience necessary to conceive and implement a successful business strategy.

     2. To recognize the individual contributions of the executives to stockholder value, as reflected in the profitability of the Company.

     3. To align the interests of the executives with those of the stockholders by linking a significant portion of executive compensation to the value of the Company's Common Stock through the award of stock incentives.

     To accomplish these objectives, the Company has established an executive compensation program consisting of base salary, an annual cash incentive based on Company profitability, and long-term compensation plans which include stock options, stock appreciation rights, restricted stock, and deferred compensation. The Company's policies with respect to each element of the executive compensation program are discussed below.

Base Salaries

     To provide competitive base salaries while recognizing individual performance, the Company, with the approval of the Committee, establishes and maintains base salary ranges for salaried personnel. The competitiveness of the salary ranges is reviewed annually with the assistance of an independent consultant and through participation in salary surveys. The surveys used include nationally publicized data from a number of sources, including ECS Top
Management Report, Ernst & Young LLP Executive Compensation Report, Towers Perrin Cash Data Bank and The Conference Board Publication. The survey group is comprised of a broad base of manufacturers in many different industries, including the steel industry. Within this framework, executive salaries are determined based on individual performance, level of responsibility, and experience. The salary of the Chief Executive Officer is evaluated by the Committee in consultation with the Board of Directors. Salaries for the other Named Executive Officers are recommended by the Chief Executive Officer and reviewed and approved by the Committee. The salaries of the Named Executive Officers are listed in the Summary Compensation Table.

Management And Sales Incentive Bonus Plan

     Effective November 1, 1998, the Company's Management and Sales Incentive Bonus Plan was established. This plan is formula-based and provides participants with an annual cash bonus award for the achievement of specified divisional and corporation financial goals. The goals for each participant are the applicable pre-tax income targets in the annual business plan. Each eligible position has been assigned a "target" bonus percentage. The target represents a percent of base salary and the bonus is earned only after accomplishing the financial goals for the fiscal year. The bonus plan was designed to place a greater emphasis on divisional performance and to achieve the financial goals of the Company. Under this plan, the participants have a clearer understanding of what is required to earn a bonus and have incentive to focus their attention on profitability.

     The purpose of the cash bonus plan is to link directly a significant portion of executive compensation to Company profitability. Under the plan, executives and other key employees can earn annual cash incentives based upon Company profitability. The plan is intended to motivate executives to increase profitability and to reward them with respect to the Company's success. In keeping with the Company's compensation philosophy and the incentive plans in which the Company's other employees participate, the plan provides executives the opportunity to earn significant bonuses, contingent upon profitable results.

Bonus awards for fiscal 2000 were paid by August 31, 2000, and represent compensation earned for the fiscal year ended June 30, 2000.

Long-Term Incentive Plans

     The purpose of the Company's long-term incentive plans discussed below is to promote the Company's continued success by providing financial incentives to executives and other key employees to increase the value of the Company, as reflected in the price of its stock. By providing the opportunity to acquire a significant proprietary interest in the Company, the plans align the interests of the executives with those of the stockholders.

     Under the 1990 MIP and the 1997 MIP, each of which were approved by the Board of Directors and the stockholders of the Company, and the 2000 MIP which was approved by the Board of Directors and is on the agenda for approval at the 2000 Annual meeting of stockholders, the Committee is authorized to make awards of stock options, stock appreciation rights, restricted stock, and other stock-related incentives. The Committee has the sole authority to select the officers and other key employees to whom awards may be made under these plans. Since the value of stock options and other stock awards is determined by the price of the Company's Common Stock, the Committee believes these awards benefit stockholders by linking a significant portion of executive compensation to the performance of the Company's stock. In addition, these awards enable the Company to attract and retain key employees and provide a competitive compensation opportunity.

     The 2000 MIP is merely intended to be a continuation of the Company's incentive compensation program currently provided by the Company's 1990 MIP and 1997 MIP. Currently, the Company's 1990 MIP has no shares available for making these awards. In addition, the 1997 MIP has less than 80,000 shares available for making these awards. The 2000 MIP is necessary to allow the Company to satisfy its obligations under Mr. Correnti's contract, as approved during the proxy contest, and to provide the Company with sufficient shares to retain and attract key management personnel. The 2000 MIP does not allow for awards to be granted at an exercise or strike price below $4.5625 per share. The 2000 MIP is also designed to comply with certain of the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), in order that certain compensation attributable to awards under the Company's management incentive program will qualify as performance-based compensation and therefore not be subject to the limitation on the deductibility of compensation set forth in
Section 162(m) of the Code.

     In fiscal 2000, options were granted under the 1990 MIP, the 1997 MIP and the 2000 MIP to five (5) of the Named Executive Officers. During fiscal 2000, no Named Executive Officers exercised stock options.

Chief Executive Officer Compensation

     As of December 2, 1999, the Committee approved an employment agreement with Mr. Correnti pursuant to which the Company has agreed to employ Mr. Correnti as Chief Executive Officer. The employment agreement is similar in terms and compensation to the proposed employment agreement that Mr. Correnti agreed to with the dissident shareholder group when he joined the group as their Chief Executive Officer and Chairman of the Board nominee during the proxy contest in 1999. The dissident shareholder group's proposed contract with Mr. Correnti provided for an annual salary of $600,000; however, Mr. Correnti voluntarily reduced his annual salary to $510,000 upon being elected as Chairman of the Board and Chief Executive Officer of the Company.

     The employment agreement has a five-year term and provides for a base salary of $510,000 per year and a bonus equal to 1% of adjusted earnings before interest, taxes, depreciation, and amortization. Mr. Correnti's bonus is payable principally in shares of common stock of the Company except for cash sufficient to pay the taxes incurred on the bonus award. Pursuant to the Employment Agreement, if Mr. Correnti's employment is terminated (i) by the Company without cause (ii) by Mr. Correnti for good reason, or (iii) as a result of a change in control of the Company, Mr. Correnti will receive a severance payment equal to three times (a) Mr. Correnti's currently effective annual base compensation plus
(b) the average bonuses received by Mr. Correnti for the three prior fiscal years.

     Pursuant to the Employment Agreement, Mr. Correnti received 100,000 shares of the Company's common stock (the "Stock Award") on December 7, 1999 at the fair market value of $6.3125 per share. Mr. Correnti becomes vested in one-third of the Stock Award at the end of each of his first three years of service so that at the end of his third year of service (the "Third Anniversary") he is completely vested in the full amount of the Stock Award. Notwithstanding the foregoing, if prior to the Third Anniversary, Mr. Correnti's employment is terminated (i) without cause by the Company, (ii) for good reason by Mr. Correnti, (iii) after a change in control of the Company, or (iv) as a result of his death or disability, Mr. Correnti will receive the full amount of the Stock Award.

     Pursuant to the Employment Agreement, Mr. Correnti received a total of 1,000,000 Stock Options (the "Options") vesting in increments of 200,000 shares each year over a period of five years beginning on January 14, 2000. The Options were granted under the 2000 MIP. All unvested Options will vest upon termination of Mr. Correnti's employment other than termination for cause. The exercise price for the Options is $4.625; the Options expire ten years from their grant date.


Summary

     The Company's executive compensation program encourages executives to increase profitability and stockholder value. The emphasis on incentive compensation for executives is consistent with the pay-for-performance policy applied throughout the Company. The Committee believes this approach provides competitive compensation and is in the best interests of the stockholders.


                       SUBMITTED BY THE COMPENSATION AND STOCK OPTION COMMITTEE OF THE BOARD OF DIRECTORS:

                       Alvin R. Carpenter, Chairman
                       Donna M. Alvarado
                       Steven R. Berrard
                       Jerry E. Dempsey

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's ("S&P") 500 Stock Index and the S&P Steel Industry Group Index for the period of five years commencing on July 1, 1995, and ending on June 30, 2000. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on July 1, 1995, and that all dividends were reinvested.


                             [INSERT GRAPH]

                                 AGENDA ITEM TWO
                   APPROVAL OF 2000 MANAGEMENT INCENTIVE PLAN

     When the new Board of Directors took over in December 1999, they found that stock options available under the 1990 MIP and 1997 MIP were insufficient to attract and retain the type of employees who are crucial to the future success of the Company, including Mr. Correnti who was to be awarded a total of 1,000,000 options pursuant to his employment contract with the Company. In response to this dilemma, the Board of Directors has approved a 2000 Management Incentive Plan ("2000 MIP") which provides sufficient options and shares necessary to attract and retain key officers and employees of the Company, and to enable such employees to participate in the long-term growth of the Company through an equity interest in the Company. In today's competitive labor market, the Board of Directors believes stock options are a necessity to retain and attract key executives who are essential to the Company's success. The Board has established a minimum exercise price of $4.5625 for stock options issued under the 2000 MIP. This exercise price is approximately fifty percent (50%) above the closing price of $3.1875 of the Company's stock on September 12, 2000, the Record Date.

     The 2000 MIP is a continuation of the Company's incentive compensation program currently provided by the 1990 MIP and 1997 MIP. The 2000 MIP, as proposed, would provide additional shares for the grant of future stock based awards to officers and key employees of the Company and to increase the maximum awards allowed to any one individual. Shareholder approval is needed to approve the terms of the 2000 MIP and to comply with certain provisions of Section 162(m) of the Code so that compensation under the 2000 MIP will qualify as performance-based compensation and not be subject to the limitation on the deductibility of compensation set forth in Section 162(m) of the Code. The Board believes that grants of stock based awards are an effective method to attract and retain officers and key employees and the availability of shares for future awards is important to the Company's business prospects and operations.

     The Board of Directors has approved and recommends to the Stockholders that they approve the Company's 2000 Management Incentive Plan. A summary of the major provisions of the 2000 MIP is set forth below. The summary is qualified in its entirety by reference to the 2000 MIP, which is attached to this Proxy Statement as Exhibit "A".

                                 ADMINISTRATION

     The 2000 MIP will be administered by the Compensation and Stock Option Committee (the "Committee"), which will consist exclusively of individuals who qualify both as "disinterested persons" as defined by Rule 16b-3 under the Securities Exchange Act of 1934, and "outside directors" as defined under
Section 162(m) of the Code and the treasury regulations thereunder. The Committee shall have sole authority to select the officers and other key employees to whom grants may be made under the 2000 MIP, to determine the type of incentive awards to be granted to the eligible employee, the number of shares of stock to be covered by each award, and the terms and conditions of awards granted under the 2000 MIP.

                 SHARES RESERVED UNDER THE 2000 MIP; LIMITATIONS

     The total number of shares of the Company's common stock authorized and available for distribution under the 2000 MIP shall be 2,900,000 (subject to appropriate adjustments to reflect changes in the capitalization of the Company). Such shares may consist of authorized and unissued shares or treasury shares. Shares subject to lapsed, forfeited or canceled awards will be available for distribution under the 2000 MIP.

     The maximum number of shares subject to awards which may be granted under the 2000 MIP to any participant in any one year is 1,100,000 shares (subject to appropriate adjustments to reflect changes in the capitalization of the Company). The purpose of this limitation is to comply with certain of the provisions of Section 162(m) of the Code so that the compensation attributable to stock options granted under the 2000 MIP would qualify for the performance based exclusion in Section 162(m) of the Code and therefore would not be subject to the limit on the deductibility of compensation set forth in Section 162(m) of the Code.

                                   ELIGIBILITY

     Persons eligible for participation in the 2000 MIP shall include officers and other key employees of the Company, its subsidiaries or its affiliates, but excluding any person who serves only as a director of the Company. STOCK BASED AWARDS

     The 2000 MIP provides for the following types of incentive awards:

     Stock Options. Stock options may be granted either alone or in conjunction with other awards under the 2000 MIP. Stock options granted under the 2000 MIP may be either incentive stock options (as defined under Section 422 of the
Code), non-qualified stock options, or both. To the extent that any stock option fails to qualify as an incentive stock option, it shall constitute a non-qualified stock option.

     The exercise price per share of stock purchasable pursuant to exercise of a stock option shall be 100% of the fair market value of the stock on the date of grant of the option (or, in the case of a ten percent stockholder, 110%) but not less than $4.5625. The term of each stock option shall be fixed by the Committee, but no stock option granted under the 2000 MIP shall be exercisable more than ten (10) years after the date of grant (or, in the case of a ten percent stockholder, five years).

     Stock options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. The conditions may include time of service, price of the Company's stock or any other criteria.

     Stock options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company and tendering payment in full for the shares. Payment may be made in cash or, if permitted by the Committee, by surrender of shares of stock of the Company owned by the optionee. While stock options are generally non-transferable other than by will or by the laws of descent and distribution, non-qualified stock options may be transferable, in the discretion of the Committee, to family members or trusts or partnerships in which family members are the only partners.

     In the event of termination of an optionee's employment with the Company (or any subsidiary or affiliate), by reason of death or disability, options which were otherwise exercisable at the date of termination of employment may be exercised thereafter by the estate or legal representative of the optionee or the optionee generally for a period of one (1) year from the date of termination of employment or until the expiration of the stated term of the option, whichever period is shorter. In the event of termination of employment by reason of retirement, options which were otherwise exercisable at the date of termination generally may be exercised for a period of one (1) year from the date of termination of employment or expiration of the stated term of the option, whichever period is shorter. If employment is terminated for reasons other than death, disability, or retirement and the optionee was terminated without cause, any option which was otherwise exercisable on the date of termination of employment may be exercised for a period of three (3) months from the date of termination or the balance of the stated term of the option, whichever is shorter.

     With respect to incentive stock options, the aggregate fair market value of stock subject to option (determined at the time of grant) with respect to which incentive stock options are first exercisable by an optionee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.

     Stock Appreciation Rights. Stock Appreciation Rights ("SARs") may be granted in conjunction with incentive or non-qualified stock options granted under the 2000 MIP, or may be granted alone. SARs granted in conjunction with stock options shall be exercisable only at such time or times and to the extent that the stock options to which they relate shall be exercisable. Additionally, the Committee, in its sole discretion, may provide that certain SARs can be exercised only upon the occurrence of certain events, such as a "Change of Control," as provided in the plan. Upon the exercise of a SAR, an optionee shall be entitled to receive an amount in cash or shares of common stock equal in value to the excess of the fair market value of one share of stock over the exercise price per share specified in the related option or SAR, multiplied by the number of shares in respect of which the SAR shall have been exercised. The Committee shall have the right to determine the form of payment.

     While SARs are generally non-transferable, other than by will or by the laws of descent and distribution, and are generally exercisable during the participant's lifetime only by the participant, SARs may be transferable to the extent the underlying stock option is transferable.

     Restricted Stock. Shares of Restricted Stock ("Restricted Stock") may be issued either alone or in addition to other awards granted under the 2000 MIP subject to such conditions as may be determined by the Committee. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other criteria as the Committee may determine in its discretion. The Committee shall determine the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the recipients of the award, and the price, if any, to be paid for the shares.

     Stock certificates representing Restricted Stock granted to an employee will be registered in the employee's name but will be held by the Company on behalf of the employee until all restrictions attaching to the shares have lapsed, and the participant shall deliver a stock power endorsed in blank to the Company relating to the stock covered by the award. However, the employee will have the right to vote the shares and receive dividends on such shares.

     Subject to additional provisions which may be set by the Committee, all Restricted Stock awards shall provide that the recipient shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the 2000 MIP during the applicable restriction period.

     Upon termination of employment for any reason during the period while restrictions still attach to the Restricted Stock, all shares still subject to restrictions shall be forfeited by the participant and the participant shall only receive the amount, if any, paid by the participant for the forfeited shares. As shares are released from restrictions, a certificate will be delivered to the participant for that number of released shares. In no event shall restrictions, including risk of forfeiture, attach to the Restricted Stock for a term exceeding ten years from the date of the award.

     The Committee may, in its discretion, accelerate or waive any restrictions attaching to Restricted Stock in whole or in part based upon performance or such other factors as the Committee may determine, including special hardship circumstances.

     Performance Awards. The 2000 MIP authorizes the grant of performance awards to employees payable in either stock or cash or a combination thereof, in the sole discretion of the Committee ("Performance Award"). Generally, the Committee will establish achievement objectives for an employee to whom a Performance Award has been granted. The Committee shall determine to whom the award will be made, the length of the performance period, conditions and terms of performance goals and the manner of payment of the Performance Award. Generally, the period during which achievement objectives must be attained will not be less than one year nor more than five years. If at the end of the performance period the specified objectives have been attained, the employee will be deemed to have fully earned the Performance Award. If such objectives have not been fully attained, the employee may be deemed to have earned a portion of the Performance Award and be eligible to receive a portion of the total award, as determined by the Committee. If the Committee in its discretion sets a required minimal level of achievement which is not attained during the performance period, the employee is entitled to no portion of the Performance Award. An employee granted a Performance Award who terminates employment by reason of death, disability or retirement before the end of the performance period will be entitled to receive a portion of any earned Performance Award. Termination of employment for any other reason will result in a forfeiture of all rights to the Performance Award. Unless otherwise determined by the Committee, Performance Awards are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code and the treasury regulations thereunder.

                                   AMENDMENTS

     The Board at any time may amend, alter or discontinue the 2000 MIP, but no such amendment, alteration or discontinuation shall be made which would impair rights previously granted to any participant in the 2000 MIP without his or her consent, or which, without the approval of the Company's stockholders would (1) increase the total number of shares reserved to the 2000 MIP, (2) decrease the exercise price of any option to less than 100% of the fair market value of the Company's shares on the date of grant, (3) change the class of participants eligible to participate in the 2000 MIP, or (4) extend the maximum term of a stock option granted under the 2000 MIP.

     The Committee may amend the terms of any award or option previously granted under the 2000 MIP, but no such amendment shall impair the rights of any holder without his or her consent.

                    PROVISION RELATING TO A CHANGE OF CONTROL

     In the event of a Change of Control or a Potential Change of Control (as defined in the 2000 MIP), any SARs and any stock options awarded under the 2000 MIP which were not previously exercisable and vested shall immediately fully vest and shall become exercisable as of the date of such Change of Control or Potential Change of Control and the restrictions and deferral limitations applicable to any Restricted Stock award made under the 2000 MIP shall lapse and such shares shall be deemed fully vested. The value of all outstanding stock options, SARs, Restricted Stock or Performance Awards shall, to the extent determined by the Committee, be cashed out on the basis of the "Change of Control Price" as of the date of the Change of Control or Potential Change of Control, unless another date is determined by the Committee. The Change of Control Price shall mean the highest price per share paid in any transaction reported on the New York Stock Exchange composite tape with respect to the Company's shares or paid or offered in any transaction relating to the potential or actual Change of Control at any time during the preceding 60 days, as determined by the Committee, except that in the case of incentive stock options and SARs granted in conjunction with incentive stock options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options.

                       CHANGES AFFECTING COMPANY'S CAPITAL

     In the event of certain changes in the Company's capital structure, including any merger, reorganization, consolidation, recapitalization or stock dividend, the Board of Directors will have the power to adjust the number and kinds of shares covered by outstanding awards and to make other adjustments in awards under the 2000 MIP as it deems appropriate. However, it is the policy of the Board not to reprice options.

                          EFFECTIVE DATE OF PLAN; TERM

     The 2000 MIP became effective on January 14, 2000, the date adopted by the Company's Board of Directors, subject to approval by a majority vote of the Company's stockholders within 12 months after its adoption, and any awards granted prior to such approval shall be subject to such approval. No award under the 2000 MIP may be granted on or after the tenth anniversary of the date of stockholder approval of the 2000 MIP.

                  DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES

     The following statements are based on current interpretations of existing Federal income tax laws. The law is technical and complex and the statements represent only a general summary of some of the applicable provisions.

     Stock Options. There are no Federal income tax consequences either to the optionee or to the Company upon the grant of a stock option. On exercise of an incentive stock option, the optionee will not recognize any income and the Company will not be entitled to a deduction for regular tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code. Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize compensation income and the Company will be entitled to a deduction for income tax purposes in the amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain or loss for the optionee will be treated as a capital gain or loss. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will be taxable to the optionee as compensation income and will be deductible for income tax purposes by the Company. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no further tax consequences for the Company.

     Stock Appreciation Rights. The grant of a SAR generally does not result in income to the grantee or in a deduction for the Company. Upon the exercise of a SAR, the grantee will recognize ordinary income and the Company will be entitled to an income tax deduction measured by the fair market value of the shares plus any cash received.

     Restricted Stock. The grant of restricted stock generally does not result in income to the grantee or in a deduction for the Company, assuming the shares transferred are subject to restrictions which constitute a "substantial risk of forfeiture" and the grantee does not make a special tax election. If there are no such restrictions and no special tax election, the grantee will recognize compensation income upon receipt of the shares. Dividends paid to the grantee while the stock is subject to such restrictions, absent a special tax election, will be treated as compensation for Federal income tax purposes. At the time the restrictions lapse, the grantee will recognize compensation income for the difference between the fair market value and the price paid, if any, and the Company will be entitled to an income tax deduction of an equal amount.

     Performance Awards. The grant of a Performance Award generally does not result in income to the grantee or in a deduction for the Company. Upon the receipt of cash or shares of common stock under a performance unit, the grantee will recognize compensation income and the Company will be entitled to an income tax deduction measured by the fair market value of the shares plus any cash received by the grantee.

               VOTE REQUIRED AND BOARD OF DIRECTOR RECOMMENDATION

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting will be necessary for stockholder approval of the 2000 MIP.

THE BOARD OF DIRECTORS UNAMIOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2000 MANAGEMENT INCENTIVE PLAN.


                                AGENDA ITEM THREE
                   APPROVAL OF 2000 DIRECTOR STOCK OPTION PLAN

     The Board of Directors has approved and recommends to the Stockholders that they approve the Company's 2000 Director Stock Option Plan (the "2000 Director Plan"). The purpose of the 2000 Director Plan is to provide stock based compensation to eligible directors of the Company in order to encourage the highest level of director performance and to promote long-term shareholder value. The 2000 Director Plan is intended to be a continuation of the Company's current Director Plan. The 2000 Director Plan, as proposed, would provide additional shares for the grant of future options to directors of the Company. The Board has established a minimum exercise price of $4.5625 for stock options issued under the 2000 Director Plan.

     The primary features of the 2000 Director Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2000 Director Plan, the full text of which is set forth as Exhibit "B" to this Proxy Statement.

Plan Summary and Other Information

     Participation in the 2000 Director Plan is limited to Company directors who are not employees of the Company or any of its subsidiaries. There are currently nine directors eligible to participate in the 2000 Director Plan. An aggregate of 200,000 shares of the Company's $.01 par value common stock is reserved for issuance under the 2000 Director Plan. Shares of common stock issuable under the 2000 Director Plan may be authorized and unissued shares or shares held in treasury.

     Under the 2000 Director Plan, on the date of each annual meeting of the Company's stockholders, each non-employee director will be granted, without the necessity of action by the Compensation and Stock Option Committee (the "Committee"), a non-qualified stock option to purchase 5,000 shares of the Company's common stock at a purchase price equal to the fair market value per share of the common stock on such grant date.

     Each option granted under the 2000 Director Plan is exercisable for a period of ten (10) years beginning on the date of its grant. Except in the event of the death or disability of the director or in the event of a Change of Control or a Potential Change of Control (as defined in the 2000 Director Plan), an option may not be exercised during the first year after grant. In the event of termination of service of a director by reason of disability or death, any options held by such director under the 2000 Director Plan shall be immediately exercisable and may be exercised until the expiration of the stated term of the option. In the event of termination of service of a director by reason of retirement, any options held by such director may thereafter be exercised (to the extent then exercisable) until the expiration of the stated term of the option. If a director who has retired dies while any option is still outstanding, the option may be exercised by the former director's legal representative until the expiration of the stated term of the option.

     The option exercise price is payable (i) in cash, (ii) in unrestricted shares of common stock of the Company based on the fair market value of the Company's common stock on the date the option is exercised, or (iii) by such other instrument as may be acceptable to the Committee.

Amendment or Termination of the 2000 Director Plan

     The Board of Directors may suspend or terminate the 2000 Director Plan or any portion thereof at any time, and the Board of Directors may amend the 2000 Director Plan at any time as it deems to be in the best interest of the Company; provided, however, that without the approval of the stockholders, no such amendment, alteration or discontinuation shall be made (i) if such stockholder approval is necessary to comply with any legal, tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Securities and Exchange Act of 1934, as amended; (ii) to increase the maximum number of shares subject to the Director Plan; or (iii) to change the definition of persons eligible to receive awards under the 2000 Director Plan. The Board of Directors is further limited from making any amendment, alteration or discontinuation of the 2000 Director Plan that would impair the rights of a director with respect to options awarded, without such director's consent. The 2000 Director Plan may not be amended more than once every six months unless such amendment is necessary to comply with changes in the Code, or the Employee Retirement Income Security Act of 1974, as amended, or rules promulgated thereunder.

Transferability

     During the optionee's lifetime, options are exercisable only by the optionee. Options granted under the 2000 Director Plan may only be transferred by will or by the laws of descent and distribution except that an optionee can elect to have options transferred to members of the optionee's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners.

Administration

     The 2000 Director Plan will be administered by the Committee of the Board of Directors of the Company.

Adjustment of Shares

     In the event of a merger, reorganization, consolidation, recapitalization, dividend payable in common stock of the Company or other change in corporate structure affecting the Company's common stock, the 2000 Director Plan provides that a substitution or adjustment will be made in the aggregate number of shares reserved for issuance under the 2000 Director Plan and in the number and option price of shares subject to outstanding options granted under the 2000 Director Plan as may be determined to be appropriate by the Committee. It is the policy of the Board not to reprice options.

Change of Control

     Upon the occurrence of a Change of Control or a Potential Change of Control (as defined in the 2000 Director Plan), all unexercised stock options shall become fully vested and immediately exercisable. In addition, after an actual or potential Change of Control, a participant shall, to the extent determined by the Committee, receive in cash from the Company with respect to previous options awarded under the 2000 Director Plan the following amount for such awards: (i) the excess of the Change of Control Price (as defined below) over the exercise price of the award, multiplied by (ii) the number of shares of the common stock subject to the award. The "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange, or paid or offered in any transaction related to a potential or actual Change of Control of the Company, at any time during the preceding 60 day period as determined by the Committee.

Certain Federal Income Tax Consequences

     The following statements are based on current interpretations of existing federal income tax laws. The law is technical and complex and the statements represent only a summary of some of the applicable provisions of the law.

     All options granted or to be granted under the 2000 Director Plan are intended to be non-qualified options not entitled to special tax treatment under
Section 422 of the Code.

     A participant in the 2000 Director Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. Stock options of the Company are presently not actively traded and therefore the options granted under the 2000 Director Plan do not have a readily ascertainable fair market value. As a result, there are no Federal income tax consequences either to the optionee or to the Company upon the grant of a stock option. On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will be taxable to the optionee as compensation income and will be deductible for income tax purposes by the Company. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no further tax consequences for the Company.

     The 2000 Director Plan permits the Committee to allow an optionee to pay the purchase price for shares acquired pursuant to an exercise of a non-qualified option by transferring to the Company other shares of the Company's common stock owned by the optionee. If an optionee exchanges previously acquired common stock pursuant to the exercise of a non-qualified stock option, the Internal Revenue Service has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his or her cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price.

General

     The 2000 Director Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

               VOTE REQUIRED AND BOARD OF DIRECTOR RECOMMENDATION

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present or represented and entitled to vote at the Annual Meeting will be necessary for stockholder approval of the 2000 Director Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2000 DIRECTOR PLAN.


                                AGENDA ITEM FOUR
              APPROVAL OF CHIEF EXECUTIVE OFFICER PERFORMANCE GOALS

     Pursuant to Mr. Correnti's employment agreement with the Company, he is entitled to receive a bonus if the Company achieves positive adjusted earnings before interest, taxes, depreciation and amortization ("the Bonus Performance Goal"). See "Chief Executive Officer Compensation." Any such bonus will be equal to one percent of adjusted earnings before interest, taxes, depreciation and amortization and will be payable principally in common stock of the Company except for cash sufficient to pay the taxes incurred on the bonus. The bonus is intended to be qualified under Section 162(m) of the Code, and the Bonus Performance Goal is being submitted to stockholders for approval in order to qualify the bonus compensation for deduction under Section 162(m).

               VOTE REQUIRED AND BOARD OF DIRECTOR RECOMMENDATION

     Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PERFORMANCE GOAL.


                                AGENDA ITEM FIVE
               APPROVAL AND RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors of the Company has, subject to approval and ratification by the stockholders, selected Ernst & Young LLP as independent auditors for the Company for the fiscal year ending June 30, 2001. The Company has been informed that neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Company or any of its subsidiaries, or has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

               VOTE REQUIRED AND BOARD OF DIRECTOR RECOMMENDATION

     The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting by the stockholders entitled to vote on the matter will be required to approve the selection of Ernst & Young LLP as independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     The Company's Bylaws require that notice of nominations to the Board of Directors proposed by stockholders be received by the Secretary of the Company, along with certain other specified material, at least 60 days prior to the first anniversary of the preceding year's annual meeting of stockholders. Accordingly, notice of proposed nominees to the Board of Directors must be received by the Secretary of the Company no later than August 21, 2001. Any stockholder who wishes to nominate a candidate for election to the Board should obtain a copy of the relevant section of the Bylaws from the Secretary of the Company.

     Proposals of stockholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the 2001 annual meeting must be received by the Secretary of the Company no later than May 23, 2001, in order to be considered for inclusion in the 2001 proxy statement. In order for proposals of shareholders made outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Secretary of the Company no later than August 21, 2001.

                                     GENERAL

     The Board of Directors of the Company is not aware of any matters other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

     The cost of preparing, printing and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers and employees of the Company personally, or by telephone, telegram, courier service, telecopier, or the Internet. The Company has entered into an agreement with ChaseMellon Consulting Services, L.L.C. pursuant to which ChaseMellon will assist the Company with its solicitation of proxies. ChaseMellon is to receive a fee of $7,500 for such services. The Company will request brokers, custodians, nominees, and other like parties to forward copies of proxy materials to beneficial owners of the Company's common stock and will reimburse such parties for their reasonable and customary charges or expenses in this endeavor.

     The Company will provide to any stockholder of record, without charge, upon written request to its Corporate Secretary, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON WE URGE YOU TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE REPLY ENVELOPE PROVIDED.

                                      By Order of the Board of Directors,


                                      /s/   Catherine W. Pecher
                                      -------------------------
                                            Catherine W. Pecher
                                            Vice President - Administration and
September 20, 2000                            and Corporate Secretary





                                      PROXY

                          BIRMINGHAM STEEL CORPORATION


     This proxy is solicited on behalf of the Board of Directors for use at the 2000 Annual Meeting of Stockholders to be held on October 20, 2000. The undersigned hereby appoints John D. Correnti and Catherine W. Pecher, and each of them, attorneys and proxies with full power of substitution, to vote in the name of and as proxy for the undersigned at the Annual Meeting of Stockholders of Birmingham Steel Corporation to be held on Friday October 20, 2000, at 10:00 a.m. local time at the Grand Hyatt Atlanta, Atlanta, Georgia and at any adjournment or postponement thereof, according to the number of votes that the undersigned would be entitled to cast if personally present.

     PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED, IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR ALL NOMINEES REFERRED TO IN PARAGRAPH (1) AND FOR THE PROPOSALS REFERRED TO IN PARAGRAPHS (2), (3), (4) AND (5).

[X] Please mark your votes as in this sample.

(1) To elect the following nominees as directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified: John D. Correnti, Donna M. Alvarado, Steven R. Berrard, Alvin R. Carpenter, Jerry E. Dempsey, Robert M. Gerrity, James W. McGlothlin, Richard de J. Osborne, Robert H. Spilman, and James A. Todd, Jr.

       [  ] FOR all nominees listed above                [ ] WITHHOLD AUTHORITY
           (except as indicated to the contrary below)


--------------------------------------------------------------------------------

(2) To approve the 2000 Management Incentive Plan, attached as Exhibit A to the Proxy Statement.

       [  ]  FOR              [  ]  AGAINST              [  ]  ABSTAIN

(3) To approve the 2000 Director Stock Option Plan, attached as Exhibit B to the Proxy Statement.

       [  ]  FOR              [  ]  AGAINST              [  ]  ABSTAIN

(4)  To approve the bonus performance goals for the Chief Executive Officer.

       [  ]  FOR              [  ]  AGAINST              [  ]  ABSTAIN

(5) To approve and ratify the selection of Ernst & Young LLP as the independent auditors for the Company and its subsidiaries for the fiscal year ending June 30, 2001.

       [  ]  FOR              [  ]  AGAINST              [  ] ABSTAIN

(6) To consider and take action upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.


The undersigned revokes any prior proxies with respect to the shares covered by this Proxy.

Dated: __________________, 2000



                                    Signature
                                              ----------------------------------

                                    Signature
                                              ----------------------------------

                                    Title(s)


               This Proxy should be dated and signed by the stockholder(s) exactly as his or her name appears hereon and returned promptly in the enclosed envelope. Persons in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.


                PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY.







                                                                     EXHIBIT A


                          BIRMINGHAM STEEL CORPORATION
                         2000 MANAGEMENT INCENTIVE PLAN

SECTION 1. General Purpose of Plan: Definitions.

     The name of this plan is the Birmingham Steel Corporation 2000 Management Incentive Plan (the "Plan"). The purpose of the Plan is to enable Birmingham Steel Corporation (the "Company") and its Subsidiaries and Affiliates to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company through an equity interest in the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          a. "Affiliate" means any corporation (other than a Subsidiary), partnership, joint venture or any other entity in which the Company owns, directly or indirectly, at least a 10 percent beneficial ownership interest.

          b. "Board" means the Board of Directors of the Company.

          c. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty which is harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

          d. "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

          e.  "Committee"  means a  committee  of the  Board  appointed  for the
     purpose  of   administering   the  Plan,   which  committee  shall  consist
     exclusively of Disinterested Persons.

          f. "Commission" means the Securities and Exchange Commission.

          g.  "Company"  means  Birmingham  Steel  Corporation,   a  corporation
     organized under the laws of the State of Delaware (or any successor corporation).

          h. "Disability" means total and permanent disability as determined under the Company's long term disability program.

          i. "Disinterested Person" shall mean a member of the Company's Board who satisfies the requirements for being (i) a "disinterested person" within the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission, and (ii) an "outside director" within the meaning set forth in Section 162(m) of the Code and the treasury regulations promulgated thereunder, as amended from time to time.

          j. "Early Retirement" means retirement from active employment with the Company, any Subsidiary and any Affiliate on or after the date on which a participant reaches the age of fifty-five (55) but before the date on which the participant reaches the age of sixty-five (65).

          k. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

          l. "Fair Market Value" means, as of any given date, the closing price of the Stock on such date (or if no transactions were reported on such date on the next preceding date on which transactions were so reported) on the New York Stock Exchange Composite Tape or if the Stock is not on such date listed on the New York Stock Exchange, in the principal market in which such Stock is traded on such date.

          m. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

          n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          o. "Normal Retirement" means retirement from active employment with the Company, any Subsidiary, and any Affiliate on or after the date on which a participant reaches the age of sixty-five (65).

          p. "Performance Award" means an award of shares of Stock or cash to the executives pursuant to Section 8 contingent upon achieving certain performance goals.

          q. "Plan" means this 2000 Management Incentive Plan.

          r. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 7 hereof.

          s. "Retirement" means Normal or Early Retirement.

          t. "Stock" means the Common Stock of the Company.

          u. "Stock Appreciation Right" means a right granted under Section 6 hereof, which entitles the holder to receive a cash payment or an award of Stock in an amount equal to the difference between (i) the Fair Market Value of the Stock covered by such right at the date the right is granted, unless otherwise determined by the Committee pursuant to Section 6 and (ii) the Fair Market Value of the Stock covered by such right at the date the right is exercised multiplied by the number of shares covered by the right.

          v. "Stock Option" means any option to purchase shares of Stock granted to employees pursuant to Section 5.

          w. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          x. "Ten Percent Shareholder" means a person who owns (after taking into account the attribution rules of Code Section 424(b)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

SECTION 2. Administration.

     The Plan shall be administered by the Committee which shall at all times consist of not less than three Disinterested Persons.

     The Committee shall have the power and authority to grant to eligible employees, pursuant to the terms of the Plan: (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; or (iv) Performance Awards.

     In particular, the Committee shall have the authority:

          (i) to select the officers and other key employees of the Company, its Subsidiaries, and its Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing from time to time will be granted hereunder;

          (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, or Performance Awards or a combination of the foregoing, are to be granted hereunder;

          (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole discretion, and any vesting features based on performance and/or such other factors as the Committee may determine, in its sole discretion;

          (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

     Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any award hereunder shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all persons, including the Company, any employee, any holder or beneficiary of any award granted hereunder and any shareholder.

SECTION 3.  Stock Subject to Plan.

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,900,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     The maximum number of shares subject to awards which may be granted under the Plan to any individual in any one year is 1,100,000 (subject to appropriate adjustments to reflect changes in the capitalization of the Company).

     If any shares of Stock that have been subject to Stock Options cease to be subject to Stock Options, or if any shares subject to any Restricted Stock award granted hereunder are forfeited or such award is otherwise terminated, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan and in the number of shares subject to Restricted Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  Eligibility.

     Officers and other key employees of the Company, its Subsidiaries or its Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its Subsidiaries, or its Affiliates, are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant.

SECTION 5.  Stock Options.

     Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

     The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights) except that Incentive Stock Options shall not be granted to employees of an Affiliate. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Except as provided in Section 5(j) hereof, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies an option as an Incentive Stock Option within the meaning of
Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option; provided, however, if the Option is an Incentive Stock Option granted to a Ten Percent Shareholder, the option price for each share of Stock subject to such Incentive Stock Option shall be no less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date such Incentive Stock Option is granted.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option which is granted to a Ten Percent Shareholder shall be exercisable more than five (5) years after the date such Stock Option is granted and that no Stock Option which is granted to an optionee that is not a Ten Percent Shareholder shall be exercisable more than ten (10) years after the date such Stock Option is granted.

          (c) Exercisability. Subject to paragraph (j) of this Section 5 with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions, including, without limitation, vesting conditions tied to Stock price or other criteria, as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

          (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award hereunder or any other property acceptable to the Committee may be used for payment (based, in each case, on the Fair Market Value of the Stock or other property on the date the option is exercised, as determined by the Committee). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part with shares of Restricted Stock the shares received upon the exercise of such Stock Option shall be restricted or deferred, as the case may be, in accordance with the original term of the Restricted Stock award in question, except that the Committee may direct that such restrictions or deferral provisions shall apply only to the number of such shares equal to the number of shares of Restricted Stock surrendered upon the exercise of such option. No shares of unrestricted Stock shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the option when the optionee has given written notice of exercise and has paid in full for such shares.

          (e) Non-transferability of Options. Except as otherwise set forth in this Section 5(e), no Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. The Committee shall have the discretionary authority, however, to grant Non-Qualified Stock Options which would be transferable to members of an optionee's immediate family (which shall include, for purposes of this section, spouses and children and grandchildren, whether natural or adopted), and to trusts for the benefit of such family members and partnerships in which such family members are the only partners. For purposes of paragraphs (f), (g), (h) and (i) of this Section 5, a transferred option may be exercised by the transferee only to the extent that the optionee would have been entitled had the option not been transferred.

          (f) Termination of Employment by Reason of Death. Unless otherwise determined by the Committee, if any optionee's employment with the Company, any Subsidiary, and any Affiliate terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one
     (1) year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination of Employment by Reason of Disability. Unless otherwise determined by the Committee, if any optionee's employment with the Company, and Subsidiary and any Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one (1) year from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or for the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h) Termination of Employment by Reason of Retirement. Unless otherwise determined by the Committee, if any optionee's employment with the Company, any Subsidiary and any Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one (1) year from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such one-year period any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or for the stated term of the Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Other Termination of Employment. Unless otherwise determined by the Committee, if an optionee's employment with the Company, any Subsidiary and any Affiliate terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months from the date of termination or the balance of such Stock Option's term if the optionee's employment with the Company, and Subsidiary and any Affiliate is involuntarily terminated by the optionee's employer without Cause.

          (j) Limit on Value of Incentive Stock Option First Exercisable Annually. The aggregate Fair Market Value (determined at the time of grant) of the Stock for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Company, any Subsidiary and any Affiliate) shall not exceed $100,000. For purposes of this paragraph (j) of
     Section 5, Incentive Stock Options will be taken into account in the order in which they were granted.

SECTION 6.  Stock Appreciation Rights.

          (a) Grant and Exercise When Granted in Conjunction With Stock Options. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan and may contain terms and conditions different from those of the related Stock Option, except as otherwise provided below. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

          A Stock Appreciation Right or applicable portion hereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

          A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (c) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (c) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

          (b) Grant and Exercise When Granted Alone. Stock Appreciation Rights may be granted at the discretion of the Committee in a manner not related to an award of a Stock Option. The Stock Appreciation Right, granted under
     Section 6(b), shall be exercisable in accordance with Section 6(c) over a period not to exceed ten years. Any Stock Appreciation Right which is outstanding on the last day of the exercisable period shall be automatically exercised on such date for cash or Common Stock, as determined by the Committee, without any action by the holder.

          (c) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

               (i) Stock Appreciation Rights granted pursuant to Section 6(a) shall be exercisable only at such time or times and to the extent that the Stock Options to which the Stock Appreciation Rights relate shall be exercisable in accordance with the provisions of Section 5 and this
          Section 6 of the Plan.

               (ii) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 6(a), an optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. Upon the exercise of a Stock Appreciation Right granted pursuant to Section 6(b), the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Fair Market Value of one share of Stock at the date the Stock Appreciation Right was granted multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

               (iii) Stock  Appreciation  Rights shall be transferable only when and to the extent that any underlying Stock Option would be transferable under paragraph (e) of Section 5 of the Plan. Otherwise, Stock Appreciation Rights shall not be transferable by the holder other than by will or the laws of descent and distribution. Except as set forth above, all Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

               (iv) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 6(a), the Stock Option, or part thereof to which such Stock Appreciation Right is related, shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

               (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option pursuant to Section 6(a) may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

               (vi) In its sole discretion, the Committee may provide, at the time of grant of a Stock Appreciation Right under this Section 6, that such Stock Appreciation Right can be exercised only in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 12 below).

               (vii) The Committee, in its sole discretion, may also provide that in the event of a "Change of Control" and/or a "Potential Change of Control" (as defined in Section 12 below) the amount to be paid upon the exercise of a Stock Appreciation Right shall be based on the "Change of Control Price" (as defined in Section 12 below).

               (viii) Any exercise by a participant of all or a portion of a Stock Appreciation Right for cash, may only be made during the period beginning on the third business day following the date of the Company's release of its quarterly or annual summary statements of sales and earnings to the public and ending on the twelfth business day following such date; provided, however, that the foregoing shall not apply to any exercise by a participant of a Stock Appreciation Right for cash where the date of exercise is automatic or fixed in advance under the Plan and is outside the control of the participant.

SECTION 7.  Restricted Stock.

          (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and its Subsidiaries and Affiliates to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 7(b) hereof), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. However, in no event shall any restriction, including risk of forfeiture, attach to the Restricted Stock for a term to exceed ten years from the date such Stock was granted. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

          (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

               (i) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

               (ii) Each participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock.

               Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                    "The  transferability  of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Birmingham Steel Corporation 2000
               Management Incentive Plan and a Restricted Stock Agreement entered into between the registered owner and Birmingham Steel Corporation. Copies of such Plan and Agreement are on file in the offices of Birmingham Steel Corporation, 1000 Urban Center Drive, Suite 300, Birmingham, Alabama 35242-2516."

               (iii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

          (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

               (i) Subject to the provisions of this Plan and Restricted Stock Award Agreements, during the period established by the Committee in which the Restricted Stock is subject to forfeiture (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion.

               (ii) Except as provided in paragraph (c)(i) of this Section 7, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends.

               Dividends paid in cash with respect to shares of Restricted Stock shall not be subject to any restrictions or subject to forfeiture. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

               (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 7, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

               (iv) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

               (d) Section 162(m) Provisions. Unless otherwise determined by the Committee, performance goals established for the top five most highly compensated officers of the Company shall be pre-established objective performance goals within the meaning of Section 162(m) of the Code and treasury regulations promulgated thereunder. Furthermore, unless otherwise determined by the Committee, once the Committee has established one or more performance goals with respect to Restricted Stock granted to one of the top five most highly compensated officers of the Company which was, when granted, intended to be pre-established objective performance goals within the meaning of Section 162(m) of the Code and the treasury regulations thereunder, the Committee shall not waive or alter the targets after the earlier of (i) the expiration of twenty-five percent (25%) of the performance period or (ii) the date on which the outcome under the objectives is substantially certain. Unless otherwise determined by the Committee, if any provision of the Plan or any Restricted Stock granted to an individual who is one of the top five most highly compensated officers of the Company hereunder would disqualify the award of Restricted Stock with respect to such individual, or would otherwise not comply with Section 162(m) of the Code, such provision or award of Restricted Stock shall be construed or deemed amended to conform to Section 162(m) of the Code.


SECTION 8.  Performance Awards.

               (a) Administration. Shares of Common Stock or a payment in cash may be distributed under the Plan upon the attainment of performance goals to an employee as a Performance Award. The Committee shall determine the officers and key employees of the Company and its Subsidiaries and Affiliates to whom the Performance Award is granted, the terms and conditions of the performance goals, the term of the performance period and the level and form of the payment of the Performance Award.

               (b) Performance Goals. The Committee, at its sole discretion may establish, under this Section 8, performance goals either in terms of Company-wide goals or in terms of goals that are related to the specific performance of the employee or the division, subsidiary, department or function within the Company in which the employee is employed. A minimum level of acceptance, at the discretion of the Committee, may be established.

               If at the end of the performance period the specified goals have been attained, the employee is deemed to have fully earned the Performance Award. If such performance goals have not been attained, the employee is deemed to have partly earned the Performance Award and becomes eligible to receive a portion of the total award, as determined by the Committee. If a required minimum level of achievement has not been met, the employee is entitled to no portion of the Performance Award. Subject to Section 8(d) below, the Company may adjust the payment of awards or the performance goals if events occur or circumstances arise which would cause a particular payment or set of performance goals to be inappropriate as a measure of performance.

               (c) Terms and Conditions. An employee to whom a Performance Award has been granted is given performance goals to be reached over a specified period, referred to herein as the "performance period". Generally this period shall be not less than 1 year but in no case shall the period exceed 5 years.

               An employee granted a Performance Award pursuant to this Section 8 who by reason of death, disability or retirement terminates employment before the end of the performance period is entitled to receive a portion of any earned Performance Award.

               An employee who terminates employment for any other reason forfeits all rights under the Performance Award.

               (d) Section 162(m) Provisions. Unless otherwise determined by the Committee, performance goals established for the top five most highly compensated officers of the Company shall be pre-established objective performance goals within the meaning of Section 162(m) of the Code and treasury regulations promulgated thereunder. Furthermore, unless otherwise determined by the Committee, once the Committee has established one or more performance goals with respect to a
          Performance Award granted to one of the top five most highly compensated officers of the Company which were, when granted, intended to be pre-established objective performance goals within the meaning of Section 162(m) of the Code and the treasury regulations thereunder, the Committee shall not waive or alter the targets after the earlier of (i) the expiration of twenty-five percent (25%) of the performance period or (ii) the date on which the outcome under the objectives is substantially certain. Unless otherwise determined by the Committee, if any provision of the Plan or any Performance Award granted to an individual who is one of the top five most highly compensated officers of the Company hereunder would disqualify the Performance Award with respect to such individual, or would otherwise not comply with Section 162(m) of the Code, such provision or Performance Award shall be construed or deemed amended to conform to Section 162(m) of the Code.

SECTION 9.  Loan Provisions.

     With the consent of the Committee, the Company may make, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option granted under the Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, term and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

SECTION 10. Amendments and Termination.

     The Board may amend, alter, or discontinue the Plan as it shall deem advisable or to conform to any change in any applicable law or regulation applicable thereto (including, without limitation, applicable federal securities laws and regulations and applicable federal income tax laws and regulations); provided, however, that no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, or Performance Award theretofore granted, without the optionee's or participant's consent, or which without the approval of the stockholders would:

          (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

          (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the granting of the option;

          (c) change the participants or class of participants eligible to participate in the Plan; or

          (d) extend the maximum option period under paragraph (b) of Section 5 of the Plan.

     The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his or her consent. Subject to the provisions of
Section 3 above, the Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.

SECTION 11.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payment in lieu of or with respect to awards hereunder; provided, however, that the existence of such trusts or other arrangements shall be consistent with the unfunded status of the Plan. It is the intention that the Plan be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     A participant's rights to benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the participant or the participant's beneficiary.

SECTION 12.  Change of Control.

     The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section 12:

          (a) In the event of a "Change of Control" as defined in paragraph (b) of this Section 12, unless otherwise determined by the Committee or the Board in writing at or after grant, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Committee or the Board in writing at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination) in the event of a "Potential Change of Control," as defined in paragraph (c) of this Section 12:

               (i) any Stock Appreciation Rights and any Stock Options awarded under the Plan, if not previously exercisable and vested shall become fully exercisable and vested;

               (ii) the restrictions and deferral limitations applicable to any Restricted Stock award under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

               (iii) the value of all outstanding Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards shall, to the extent determined by the Committee at or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in paragraph (d) of this Section 12) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential Change of Control. In the sole discretion of the Committee, such settlements may be in cash, in stock, or other consideration as shall be necessary to effect the desired accounting treatment for the transaction resulting from the "Change of Control."

          (b) For purpose of paragraph (a) of this Section 12, a "Change of Control" means the happening of any of the following:

               (i) when any "person", as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company or a Subsidiary or any Company employee benefit plan (including its trustee)), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing 20 percent or more of the combined voting power of the Company's then outstanding securities;

               (ii) when, during any period of two consecutive years or less during the existence of the Plan, individuals who, at the beginning of such period, constituted the Board of Directors (the "Incumbent Directors") cease, for any reason other than death, to constitute at least a majority thereof; provided, however, that any director who was elected or nominated by at least two-thirds of the Incumbent Directors who remain on the Board of Directors at the time of such election or nomination shall, for all purposes of this subparagraph (ii), be treated as an Incumbent Director; or

               (iii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

          (c) For purposes of paragraph (a) of this Section 12, a "Potential Change of Control" means the happening of any of the following:

               (i)  the  entering   into  an  agreement  by  the  Company,   the
          consummation of which would result in a Change of Control of the Company as defined in paragraph (b) of this Section 12; or

               (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including its trustee)) of securities of the Company representing 5 percent or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan.

          (d) For purposes of this Section 12, "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Tape, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty (60) day period as determined by the Committee, except that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options.

SECTION 13.  General Provisions.

          (a) All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (b) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company, any Subsidiary or any Affiliate, any right to continued employment with the Company, a Subsidiary or an Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company, a Subsidiary or an Affiliate to terminate the employment of any of its employees at any time.

          (c) No employee shall have any rights as a shareholder of the Company as a result of the grant of a Stock Option to him or to her under this Plan or his or her exercise of such Stock Option pending the actual issuance of Stock subject to such Stock Option to such employee.

          (d) Each participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company (and, where applicable, its Subsidiaries and Affiliates), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. Subject to applicable laws and regulations regarding transactions in Company Stock by persons who are deemed insiders, a participant may elect to have the withholding tax obligations or, in the case of all awards hereunder except Stock Options
     which  have  related  Stock  Appreciation   Rights,  if  the  Committee  so
     determines, any additional tax obligation with respect to any awards hereunder satisfied by (a) having the Company withhold shares of Stock otherwise deliverable to the participant with respect to the award or (b) delivering to the Company shares of unrestricted Stock.

          (e) At the time of grant or purchase, the Committee may provide in connection with any grant or purchase made under this Plan that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to provisions of Section 13 hereof and to such other terms and conditions as the Committee may specify at the time of grant.

          (f) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

          (g) If any provision of the Plan or any agreement representing an award granted hereunder is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or award, or would disqualify the Plan or any award granted hereunder under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award, such provision shall be stricken as to such jurisdiction, person or award and the remainder of the Plan and any such award shall remain in full force and effect.

          (h) Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under any state or federal law, or
     (b) the consent or approval of any government regulatory authority, or (c) an agreement by the recipient of an award with respect to the disposition of shares of Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A participant shall agree, as a condition of receiving any award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Company is required by any applicable law, ruling or regulation.

          (i) Nothing in the Plan shall affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof or which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          (j) Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 14.  Effective Date of Plan.

     The effective date of this Plan shall be the date it is adopted by the Board; provided that the shareholders of the Company shall approve the Plan within twelve (12) months after the date of adoption; and, provided further, that any awards granted under this Plan before the date of such shareholder approval shall be granted subject to such approval.

SECTION  15.  Term of Plan.

     No Stock Option, Stock Appreciation Right, Restricted Stock or Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards theretofore granted may extend beyond that date.




                                                                     EXHIBIT B


                          BIRMINGHAM STEEL CORPORATION
                         2000 DIRECTOR STOCK OPTION PLAN

Section 1.        Purpose of the Plan.

     The purpose of the Birmingham Steel Corporation 2000 Director Stock Option Plan (the "Plan") is to provide stock based compensation to non-employee directors of Birmingham Steel Corporation (the "Company") in order to encourage the highest level of director performance and to promote long-term shareholder value by providing such directors with a proprietary interest in the Company's success and progress through grants of options ("Options") to purchase shares of the Company's common stock ("Common Stock").

Section 2.        Certain Definitions.

(a)  "Board" means the Board of Directors of the Company.

(b)  "Change of Control" has the meaning set forth in Section 7(b) hereof.

(c) "Change of Control Price" shall have the meaning set forth in Section 7(d) hereof.

(d)  "Code" means the Internal Revenue Code of 1986, as amended.

(e)  "Committee" means the Compensation and Stock Option Committee of the Board.

(f)  "Common Stock" means the common stock of the Company.

(g)  "Company" means Birmingham Steel Corporation, a Delaware corporation.

(h) "Disability" means a permanent and total disability as determined under procedures established by the Committee for purposes of the Plan. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

(i)  "Exchange Act" means the Securities  Exchange Act of 1934, as amended.

(j) "Fair Market Value" means, as of any given date, the closing price of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, any other national exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

(k) "Non-Employee Director" means each member of the Board who is not an employee of the Company or any of its subsidiaries at the date of each grant or award.

(l) "Options" means options to purchase shares of Common Stock granted pursuant to Section 6 of the Plan.

(m)  "Plan" means the Birmingham  Steel  Corporation  2000 Director Stock Option
     Plan.

(n) "Potential Change of Control" has the meaning set forth in Section 7(c) hereof.

(o) "Rule 16b-3" means Rule 16b-3, as currently in effect or as hereinafter amended or modified, promulgated under the Exchange Act. Section 3. Administration of the Plan.

     The Plan shall be administered by the Committee of the Board of Directors of the Company. Grants of Options to purchase Common Stock under the Plan shall be made automatically as provided in Section 6 hereof. However, the Committee shall have full authority to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable, and to make all other determinations necessary or appropriate for the administration of the Plan, and such determination shall be final and binding upon all persons having an interest in the Plan. Section 4. Common Stock Subject to the Plan.

     The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 200,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been optioned cease to be subject to option, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, Common Stock dividend, or other change in corporate structure affecting the Common Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Stock Options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Section 5. Participation.

     Each Non-Employee Director shall be eligible to participate in the Plan.

Section 6.        Non-Qualified Stock Options.

(a) General. Options granted to Non-Employee Directors under the Plan shall be options which are not intended to be "incentive stock options" within the meaning of Section 422 of the Code.

(b) Annual Grant of Options. Options covering 5,000 shares of common stock of the Company shall be granted to each Non-Employee Director automatically on the date of the annual meeting of the Company's stockholders each year.

(c) Terms of Options. Options granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (i) Option Price. The option price per share of Common Stock purchasable under an Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant of the Option.

     (ii) Option Term. Each Option shall be exercisable for a term of ten (10) years from the date such Option is granted (subject to prior termination as hereinafter provided).

     (iii)Exercisability. Except as provided in Sections 7 and 8, Options shall not become first exercisable by their terms until the expiration of one (1) year from the date of the grant of the Option.

     (iv) Method of Exercise. Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. Payment in full or in part may also be made in the form of unrestricted Common Stock already owned by the optionee (based on the Fair Market Value of the Common Stock on the date the Option is exercised). No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have the right to dividends or other rights of a stockholder with respect to shares subject to an Option for which the optionee has given written notice of exercise and has paid in full for such shares.

(d) Non-transferability of Options; Exception. Except as otherwise set forth in this Section 6(v), no Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, an optionee can elect to have Options transferred to members of an optionee's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners. For purposes of Section 8, a transferred Option may be exercised by the transferee only to the extent that the optionee would have been entitled had the option not been transferred. Section 7. Change of Control.

          The following acceleration and valuation provisions shall apply in the event of a "Change of Control" or "Potential Change of Control," as defined in this Section 7: (a) In the event of a "Change of Control," as defined in
     Section 7(b) below, unless otherwise determined by the Committee or the Board in writing at or after the grant of awards hereunder, but prior to the occurrence of such Change of Control, or, if and to the extent so determined by the Committee or the Board in writing at or after the grant of awards hereunder (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination) in the event of a "Potential Change of Control," as defined in Section 7(c) below:

          (i) any Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

          (ii) the value of all outstanding Options shall, to the extent determined by the Committee on or after grant, be cashed out on the basis of the "Change of Control Price" (as defined in Section 7(d) below) as of the date the Change of Control occurs or Potential Change of Control is determined to have occurred, or such other date as the Committee may determine prior to the Change of Control or Potential Change of Control.

     (b) For purposes of Section 7(a) above, a "Change of Control" means the happening of any of the following:

          (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any Company employee benefit plan, including its trustee), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
               Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities;

          (ii) when, during any period of two consecutive years or less during the existence of the Plan, individuals who, at the beginning of such period, constituted the Board of Directors (the "Incumbent Directors") cease, for any reason other than death, to constitute at least a majority thereof; provided, however, that any director who was elected or nominated by at least two-thirds of the Incumbent Directors who remain on the Board of Directors at the time of such election or nomination shall, for all purposes of this subparagraph (iii), be treated as an Incumbent Director; or
               (iii) the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary of the Company through purchase of assets, or by merger, or otherwise. (c) For purposes of
               Section 7(a) above, a "Potential Change of Control" means the happening of any of the following: (i) the entering into an agreement by the Company, the consummation of which would result in a Change of Control of the Company as defined in Section 7(b) above; or (ii) the acquisition of beneficial ownership directly or indirectly, by any entity, person or group (other than the Company, a subsidiary of the Company, or any Company employee benefit plan, including its trustee) of securities of the Company representing five percent (5%) or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of Directors of a resolution to the effect that a Potential Change of Control of the Company has occurred for purposes of this Plan. (d) For purposes of this Section 7, "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange, or paid or offered in any transaction related to a potential or actual Change of Control of the Company at any time during the preceding sixty (60) day period as determined by the Committee, except that, in the case of Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Options. Section 8. Termination of Directorship. (a) Termination by Reason of Disability or Death. Upon the termination of a Non-Employee Director by reason of Disability or death, any Options held by such optionee shall be immediately exercisable, notwithstanding the provisions of
               Section 6 hereof, and may be thereafter be exercised by the optionee or, in the case of death, by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, until the expiration of the stated term of such Options. (b) Termination by Reason of Retirement. If an optionee's status as a Non-Employee Director with the Company terminates by reason of retirement, any Options held by such optionee may thereafter be exercised, to the extent exercisable under the provisions of Section 6 hereof, until the expiration of the stated term of the Options. If the retired optionee dies while any Options are still outstanding, such Options may be exercised by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, until the expiration of the stated term of the Options. (c) Other Termination. Upon the termination of a Non-Employee Director with the Company for any reason other than Disability, death or retirement, any Options held by such optionee shall terminate as of the effective date of such Non-Employee Director's termination. Section 9. Termination or Amendment of the Plan.

               The Board may suspend or terminate the Plan or any portion thereof at any time, and the Board may amend the Plan from time to time as may be deemed to be in the best interests of the Company; provided, however, that no such amendment, alteration or discontinuation shall be made (a) that would impair the rights of a Non-Employee Director with respect to Options theretofore awarded, without such person's consent, or (b) without the approval of the stockholders (i) if such approval is necessary to comply with any legal, tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act; or (ii) to increase the maximum number of shares subject to this Plan, or change the definition of persons eligible to receive awards under this Plan, or (c) if the Plan has been amended within the preceding six (6) months, unless such amendment is necessary to comply with changes in the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or rules promulgated thereunder. Section 10. Section 16.

               It is intended that the Plan and any grants made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any award hereunder would disqualify the Plan or such award, or would otherwise not comply with Rule 16b-3, such provision or award shall be construed or deemed amended to conform to Rule 16b-3.

Section 11.       General Provisions.

     (a) No Right of Continued Service. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Non-Employee Director for reelection by the Company's stockholders.

     (b) Payment of Taxes. Any optionee shall, no later than the date as of which the value of any portion of the Option first becomes includable in the optionee's gross income for federal income tax purposes, make arrangements satisfactory to the Committee regarding payment of any federal, state, local or FICA taxes of any kind required by law to be withheld with respect to the Option.

     (c) Shares. The shares of Common Stock issued upon the exercise of Options under the Plan may be either authorized but unissued shares or shares which have been or may be reacquired by the Company, as determined from time to time by the Board.

     (d) Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting the choice of law). The Plan shall be construed to comply with all applicable laws, and to avoid liability to the Company or a Non-Employee Director, including, without limitation, liability under Section 169(b) of the Exchange Act.

     (e) Term of Plan.No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the effective date of the Plan, but awards granted prior to such date may extend beyond that date.

     (f) Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

     (g) Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     (h) Successor and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Non-Employee Director, and all rights granted to the Company hereunder, shall be binding upon the Non-Employee Director's heirs, legal representatives and successors.